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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                      October 2, 1998 (September 15, 1998)

                        AMERICAN COIN MERCHANDISING, INC.
             (Exact name of registrant as specified in its charter)

                                     0-26580
                            (Commission File Number)

           DELAWARE                                              84-1093721
(State or other jurisdiction of                               (I.R.S. Employer
      Identification No.)
        incorporation)

                  5660 CENTRAL AVENUE, BOULDER, COLORADO 80301
              (Address of principal executive offices and Zip Code)

                                 (303) 444-2559
               Registrant's telephone number, including area code




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ITEM 5.  OTHER EVENTS.

      On September 21, 1998, American Coin Merchandising, Inc. (the "Company") issued a press release concerning the status of the previously announced litigation against Plush 4 Play, Inc. The press release is attached hereto as
Exhibit 99.1.

      On September 23, 1998, the Company entered into Amendment No. 2 to its Reducing Revolving Loan Agreement with Wells Fargo Bank, N.A. The text of Amendment No. 2 is attached hereto as Exhibit 10.38.


ITEM 7.  EXHIBITS.

      10.38 Amendment No. 2 to the Reducing Revolving Loan Agreement between the Company and Wells Fargo, N.A., dated as of September 23, 1998.

      99.1 Press Release, dated as of September 21, 1998 entitled "Plush 4 Play Litigation Dismissed."




                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 2, 1998


                                AMERICAN COIN MERCHANDISING, INC.

                        By:     /s/ Jerome M. Lapin
                                -----------------------------------------------
                                Jerome M. Lapin
                        Its:    Chairman, President and Chief Executive Officer